SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2012

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6217 Centre Park Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 2, 2012, AtriCure, Inc. (“AtriCure” or the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2012. The Company will hold a conference call on August 2, 2012 at 4:30 p.m. Eastern Time to discuss the financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 to Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 5.02. Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 2, 2012 David J. Drachman, Chief Executive Officer and President of the Company, notified the Company that he is resigning from his positions with the Company. Pursuant to his Employment Agreement, Mr. Drachman will continue to serve as Chief Executive Officer and President of the Company through September 30, 2012. Mr. Drachman’s term as a member of the Company’s Board of Directors ends effective August 2, 2012.

On August 2, 2012 the Company announced the formation of an Office of the Chairman led by Richard M. Johnston, Chairman of AtriCure’s Board of Directors. The Office of the Chairman will assume the responsibilities of David J. Drachman. In addition to Mr. Johnston, Michael D. Hooven shall serve as a member of AtriCure’s new Office of the Chairman. One of AtriCure’s founders and a member of the Board since 2000, Mr. Hooven served as the Company’s Chief Executive Officer and President from 2000 to 2002.

Mr. Drachman’s departure was not due to any disagreement with AtriCure on any matter relating to the Company’s financial condition or financial reporting.

In connection with his resignation, Mr. Drachman and AtriCure entered into an agreement (the “Agreement”) pursuant to which he is entitled to receive: (i) all accrued and unpaid base salary through the effective date of the resignation; (ii) payment for any accrued and unused vacation; (iii) continued vesting of all stock options and restricted stock until March 31, 2013; and (iv) six (6) months base salary ($225,000). The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the full text of the Agreement which will be filed as an exhibit in a future report. A press release announcing Mr. Drachman’s departure is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

99.1	Press Release dated August 2, 2012

99.2	Press Release dated August 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: August 2, 2012	By:	/s/ David J. Drachman
David J. Drachman
President and Chief Executive Officer